UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

THE GEO GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14260	65-0043078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On February 21, 2013, The GEO Group, Inc. (“GEO”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fourth quarter and year ended December 31, 2012, confirming its previously issued financial guidance for 2013 and issuing additional financial guidance for the full year and first quarter 2013, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on February 21, 2013 to discuss these matters, a transcript of which is furnished hereto as Exhibit 99.2

In the Earnings Press Release, GEO provided Net Operating Income, Pro Forma Income from Continuing Operations, EBITDA, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations for the fourth quarter and year ended December 31, 2012 and the comparable prior-year periods that were not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”) and are presented as supplemental disclosures. Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Earnings Press Release presents the financial measure calculated and presented in accordance with GAAP, which is the most directly comparable to the Non-GAAP Information, with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Earnings Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is the most directly comparable to the Non-GAAP Information.

Net operating income, or gross profit, is defined as revenues less operating expenses, excluding depreciation and amortization expense and general and administrative expenses.

Pro Forma Income from Continuing Operations is defined as income from continuing operations adjusted for net income/loss attributable to non-controlling interests, start-up/transition expenses, net of tax, international bid related costs, net of tax, and certain other adjustments as defined from time to time. GEO believes that Pro Forma Income from Continuing Operations is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses Pro Forma Income from Continuing Operations to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

EBITDA is defined as income from continuing operations before net interest expense, income tax provision (benefit), depreciation and amortization, and tax provision on equity in earnings of affiliates. Adjusted EBITDA is defined as EBITDA adjusted for net income/loss attributable to non-controlling interests, non-cash stock-based compensation expenses, non-cash interest expense, and certain other adjustments as defined from time to time. GEO believes that Adjusted EBITDA is useful to investors as it provides information about the performance of GEO’s overall business because such measure eliminates the effects of certain charges that are not directly attributable to GEO’s underlying operating performance, it provides disclosure on the same basis as that used by GEO’s management and it provides consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO uses Adjusted EBITDA to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds From Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure the Company’s actual operating performance. Adjusted Funds From Operations, or AFFO, is defined as Normalized Funds From Operations adjusted for maintenance capital expenditures, non-cash stock-based compensation expenses, non-cash interest expense, and certain other adjustments as defined from time to time. GEO believes that Funds From Operations, Normalized Funds From Operations, and Adjusted Funds From Operations are useful measures to investors as they provide information regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational in nature, provide disclosure on the same basis as that used by GEO’s management and provide consistency in GEO’s financial reporting and therefore continuity to investors for comparability purposes. GEO’s management uses these measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units.

The Earnings Press Release contains reconciliation tables for Pro Forma Income from Continuing Operations, Adjusted EBITDA, Funds From Operations, Normalized Funds From Operations and Adjusted Funds From Operations.

The Non-GAAP Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a consolidated substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Information may differ from similarly titled measures presented by other companies. The Non-GAAP Information, as well as other information in the Earnings Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise is subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 21, 2013, announcing GEO’s financial results for the fourth quarter and year ended December 31, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fourth quarter and year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

February 27, 2013	By:	/s/ Brian R. Evans
Date		Brian R. Evans Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 21, 2013, announcing GEO’s financial results for the fourth quarter and year ended December 31, 2012.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fourth quarter and year ended December 31, 2012.

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